Certain identified information redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

DBS Live more, Bank less

PRIVATE & CONFIDENTIAL

Relationship Manager: Mr Marcus Lee
Contact No: 6682 2634

16 Apr 2019

GAUSSIAN ROBOTICS PTE. LTD.
1 Bukit Batok Crescent
#06-49 Wcega Plaza
Singapore 658064

BANK'S COPY
PLEASE SIGN AND RETURN

Attn: Mr Aloysius Chong

Dear Sirs

BANKING FACILITY(IES)

We are pleased to offer you the banking facility(ies) described below (the "Facility(ies)") upon the terms and conditions set out in this facility letter.

1.1 **FACILITY(IES)**

(a)	**COMMITTED FACILITIES**	**LIMITS (S$)**
	(i) Local Enterprise Finance Scheme (LEFS) SME Working Capital Loan I	300,000/- or any lesser amount which Enterprise Singapore may approve

We will notify in the event the final facility limit granted/approved by Enterprise Singapore is lower than the amount stated above.

2.1 **PRICING AND TERMS**

SME Working Capital Loan I	Purpose: For working capital purposes. You are solely responsible for the application of moneys for the purposes aforesaid Interest Rate: 6.75% per annum on monthly rests. Tenor: 3 years. Availability Period: Available for drawdown until 31 Jul 2019 unless otherwise extended by us. Disbursement: Lumpsum directly to your current account maintained with us. Repayment: 36 monthly instalments comprising principal and interest. We will notify you of the monthly instalment amount and each change thereof (including any change in the applicable interest rate) as well as the commencement date(s).

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

	Prepayment: Allowed in whole or in part in integral multiples of S$1,000/- each or such other amount as we may determine from time to time, subject to 1 month's prior written notice or payment of 1 month's in lieu of notice. Any partial prepayment shall not affect the amount of monthly instalments payable. Cancellation: Any portion which remains undrawn at the expiry of the Availability Period shall be treated as cancelled.

Processing Fee	S$8,000/- is payable by you upon your acceptance of this facility letter.

- We shall be entitled to vary the interest rate /Discount Rate /commission (where applicable) from time to time by notification to you.

3.1 **SECURITIES**

The Facility(ies) together with all other moneys, obligations and liabilities which may be due, owing or payable by you to us from time to time shall be secured by the following securities:

- Guarantee:

  (a) A joint and several personal guarantee from Poo Kow Peok, Poo Chen Boon and Poo Chong Hee (collectively, the "Individual Guarantors").

  (b) A corporate guarantee from CAMPAIGN COMPLETE SOLUTIONS PTE. LTD. ("Corporate Guarantor I").

  (c) A corporate guarantee from IFSC PTE. LTD. ("Corporate Guarantor II").

4.1 **CONDITIONS PRECEDENT**

(a) Unless otherwise determined by us, the Facility(ies) will be available for your utilisation only after we have received and found satisfactory:-

- this facility letter duly accepted by your authorised signatories, the Individual Guarantors, Corporate Guarantor I and Corporate Guarantor II;

- certified true copies by a Director and Company Secretary or equivalent officers of your current constitutive documents (including without limitation the Certificate of Incorporation, Memorandum and Articles of Association or such other equivalent documents);

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

- certified true extract by a Director and Company Secretary of your board of directors' resolutions or such other equivalent document(s) accepting this facility letter;
- certified true copies by a Director and Company Secretary or equivalent officers of Corporate Guarantor I's and Corporate Guarantor II's current constitutive documents (including without limitation the Certificate of Incorporation, Memorandum and Articles of Association or such other equivalent documents);
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's and Corporate Guarantor II's board of directors' resolutions or such other equivalent document(s) together with the specimen signature of each authorised signatory;
- certified true extract by a Director and Company Secretary of Corporate Guarantor I's shareholders' resolutions or such other equivalent document(s);
- written confirmation of approval from the insurers / Enterprise Singapore (where applicable);
- a copy of the past 3 months bank statements of your operating account with account conduct deemed to be satisfactory to us;
- all legal and security documents duly executed together with notices of assignment, where required; and
- insurance policies, cover notes and insurance premium receipts and such other documentation (whether legal, security or otherwise), confirmation of the fulfilment of such other requirements (including stamping, registration and other conditions precedent) as may be required by us.

(b) Our obligation to advance any moneys or to incur any liabilities pursuant to this facility letter is subject to the further condition that on the date of the relevant drawdown notice and on each relevant drawdown or transaction date, there being no event or circumstances which could affect our decision or willingness to advance any moneys or to incur any liabilities pursuant to this facility letter.

5.1 OTHER CONDITIONS

- Adjusted Tangible Net Worth: You shall at all times maintain an Adjusted Tangible Net Worth of not less than S$800,000/-. "Adjusted Tangible Net Worth" means the aggregate of your paid-up capital, capital reserves, revenue reserves/ retained earnings including amount due to directors/ shareholders/related parties, less amount owing by directors/ shareholders/related parties and shall exclude any amount attributable to goodwill and deferred liabilities.

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

- You shall ensure that any loan(s) to you by your directors/shareholders and related corporations from time to time shall be subordinated to all monies and liabilities owing to us under the Facility(ies) and you will not repay any such loan or any part thereof or any interest thereon without our prior written consent.
- LEFS: You shall at all times during the tenor of the LEFS Facility(ies) meet the eligibility criteria (including those on shareholdings and ownership) applicable for the Local Enterprise Finance Scheme as stipulated from time to time by Enterprise Singapore, unless Enterprise Singapore's prior written approval for any deviation therefrom is obtained.
- You shall open and maintain an operating account with us.
- The Facility(ies) shall also be subject to such other terms and conditions customary for financing of this nature and legal documentation required by and acceptable to us.

6.1 STANDARD TERMS AND CONDITIONS

The enclosed Standard Terms And Conditions Governing Facilities And Transactions and all addendums / supplements thereto ("**Standard Conditions**") shall apply to the Facility(ies). In the event of inconsistency, this facility letter shall prevail. Terms used in this facility letter shall have the meaning as defined in the Standard Conditions.

Should the above offer meet with your acceptance, please return the duplicate of this facility letter duly signed and all required documents to us. This offer shall lapse if it is not accepted within 14 days from the date of this letter unless otherwise extended by us.

We are pleased to be of service to you.

Yours faithfully

LOW KIA MIN
SENIOR VICE PRESIDENT
INSTITUTIONAL BANKING GROUP

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

DBS Live more, Bank less

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
16 Apr 2019

ACCEPTANCE

I/We hereby confirm acceptance of the offer of the Facility(ies) on the terms and conditions as stated in the facility letter. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with the facility letter and the security documents specified in the facility letter.

Additionally, by signing and accepting this facility letter, I/we confirm that I/we have read, fully understood and accept the Standard Conditions (in particular, the provisions relating to the collection, processing, use and disclosure of personal data).

I/We enclose a certified true extract of my/our board resolutions or (in the case of an entity other than a company) certified true copies of equivalent documents evidencing my/our acceptance of the above offer.

Please disburse the Facility(ies) into my/our DBS current account no: ________________________

I/We authorise you to debit my/our DBS Current account no(s): ________________________
for the monthly instalments payable as well as interest, fees, insurance premiums, expenses or such other sums that may be payable in connection with the Facility(ies) as stated in the facility letter

For and on behalf of
GAUSSIAN ROBOTICS PTE. LTD.

Name(s) : Aloysius Chong
Designation(s) : Director
Date : 23/4/19

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
16 Apr 2019

ACCEPTANCE BY INDIVIDUAL GUARANTORS

I/We confirm my/our agreement to stand as guarantors in accordance with the above terms and conditions. I/We acknowledge that I/we have received a copy of the facility letter from the borrower and have noted the Facility(ies) to be granted to the borrower. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with, and I/we have read and understood the terms and the "all monies" nature of the guarantee.

By signing this facility letter, I/we confirm that I/we have read, fully understood and accept the DBS Privacy Policy available at www.dbs.com/privacy and as may be amended, supplemented and/or substituted from time to time (the "DBS Privacy Policy") relating to the collection, processing, use and disclosure of personal data. I/We further consent to the collection, use, disclosure and processing of my/our personal data in accordance with the terms and conditions set out in the guarantee/security document executed by me/us and the DBS Privacy Policy.

Additionally, I/we authorise and give you consent to conduct credit checks on me/us and to obtain, verify and/or disclose any information relating to me/us (including my personal data) to any party or source as you may from time to time deem fit, without any liability or notice to me/us, for the purposes specified in any guarantee/security document executed by me/us and for any and all the purposes stated in the DBS Privacy Policy.

Name : Poo Kow Peok
NRIC No : [redacted]
Date : 23/4/19

Name : Poo Chen Boon
NRIC No : [redacted]
Date : 23/4/19

Name : Poo Chong Hee
NRIC No : [redacted]
Date : 23/4/19

BSU/ELY/LLH
SME WCL
0000027945-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

Live more, Bank less

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
16 Apr 2019

ACCEPTANCE BY CORPORATE GUARANTOR I

I/We confirm my/our agreement to stand as guarantor in accordance with the above terms and conditions. I/We acknowledge that I/we have received a copy of the facility letter from the borrower and have noted the Facility(ies) to be granted to the borrower. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with, and I/we have read and understood the terms and the "all monies" nature of the guarantee.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor/security provider. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the guarantee or security document; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, any guarantee/security document executed by me/us, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in any guarantee/security document executed by me/us and for any and all the purposes stated above.

For and on behalf of
CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.

Name(s) : CHEANG KIM SONG
Designation(s) : DIRECTOR
Date : 23/4/19

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

DBS Live more, Bank less

GAUSSIAN ROBOTICS PTE. LTD.
BANKING FACILITY(IES)
16 Apr 2019

ACCEPTANCE BY CORPORATE GUARANTOR II

I/We confirm my/our agreement to stand as guarantor in accordance with the above terms and conditions. I/We acknowledge that I/we have received a copy of the facility letter from the borrower and have noted the Facility(ies) to be granted to the borrower. I/We also confirm that I/we have obtained independent legal advice in respect of the transactions contemplated under or in connection with, and I/we have read and understood the terms and the "all monies" nature of the guarantee.

I/We may provide personal data to you (including without limitation personal data of my/our office holder, employee, shareholder and beneficial owner) in connection with me/us standing as guarantor/security provider. When providing any personal data to you, I/we confirm that I am/we are lawfully providing the data for you to use and disclose for the purposes of: (1) all matters arising out of or in connection with the guarantee or security document; (2) meeting the operational, administrative and risk management requirements of DBS Group; and (3) complying with any requirement, as DBS Group reasonably deems necessary, under any law or of any court, government authority or regulator. "DBS Group" in this paragraph shall mean DBS Group Holdings Ltd and its affiliates.

I/We authorise and give you consent to conduct credit checks on me/us (including but not limited to checks with any credit bureau) and to obtain and verify and/or disclose or release any information relating to me/us, any guarantee/security document executed by me/us, my/our personal data and/or any of my/our account(s) with you from or to any party or source as you may from time to time deem fit at your own discretion and without any liability or notice to me/us for the purposes specified in any guarantee/security document executed by me/us and for any and all the purposes stated above.

For and on behalf of
IFSC PTE. LTD.

Name(s) : TAN SEOW HWEE
Designation(s) : DIRECTOR
Date : 23/4/19

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

DBS Bank Ltd
Institutional Banking Group
12 Marina Boulevard, Level 43
DBS Asia Central @
Marina Bay Financial Centre Tower 3
Singapore 018982

DBS Business Care :
1800.222 2200
65.6222 2200

www.dbs.com

06-18-008 (05/2018) AW
Co. Reg. No. 196800306E

Certified True Extract of Resolutions Passed By the Board of Directors of

GAUSSIAN ROBOTICS PTE. LTD. **("the Company")**

on ______________
(Date)

ACCEPTANCE OF BANKING FACILITY(IES)

RESOLVED THAT:

(1) The Company accepts the offer of banking facility(ies) (the "Facility(ies)") from DBS Bank Ltd. (the "Bank") on the terms and conditions of the Bank's facility letter dated 16 Apr 2019 (the "Facility Letter") (as may be amended, varied, supplemented and/or replaced from time to time).

(2) Any ____________ *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
Aloysius Chong	Director	[signature]

**specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS*

(i) to negotiate, accept, sign, and deliver to the Bank the Facility Letter and any letter, agreement, form, notice or other documents required by the Bank or expedient in relation to the Facility(ies) (collectively "Documents");

(ii) to negotiate and accept any future revision or variation of the Facility(ies) and any future amendment, supplement or replacement of the Facility Letter and/or any of the Documents (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)); and

(iii) without prejudice to any of the Company's existing mandate to the Bank, to instruct and authorise the Bank to debit the Company's DBS Current account specified in the Facility Letter for the monthly instalments as well as interests, fees, insurance premiums, expenses and such other sums that may be payable in connection with the Facility(ies) as contemplated in the Facility Letter and any Documents.

(3) The Common Seal of the Company be affixed to any deed, instrument or document as may be required in connection with the Facility(ies), the collateral and/or supports in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute any such documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... Aloysius Cheong / Director.

*Signature & Name of *Chairman / Director*

Please Sign → .... Cheong Meng Sheng

*Signature & Name of *~~Director~~ / Secretary*

** Delete where inapplicable*

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

Certified True Extract of Resolution Passed By the Board of Directors of

CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.
(the "Company")

on ______________
(Date)

RESOLVED THAT:

(1) The Company hereby agrees to provide a guarantee (the "Guarantee") to DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by GAUSSIAN ROBOTICS PTE. LTD. (the "Borrower") to the Bank including but not limited to all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 16 Apr 2019 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) Any __________ *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
CHEAM KIM SONG	DIRECTOR	[signature]

**specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS*

(i) to negotiate, accept, sign, and deliver to the Bank the Guarantee and any letter, agreement, form, notice, acceptance, confirmation or other documents (including, where applicable, statements containing particulars of charge and authorisations for biz-filing to be registered at ACRA) required by the Bank or expedient in relation to the Guarantee; and

(ii) to negotiate, accept and sign any future revision or variation of the Guarantee and any future amendment, supplement or replacement of the Guarantee and any future confirmation of the continued validity and effect of the Guarantee in relation to any variation of the Facility Letter and/or the terms thereunder (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)).

(3) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to undertake the obligations to be undertaken by it under the Guarantee, and to execute the Guarantee.

(4) The Common Seal of the Company be affixed to the Guarantee and any other deeds or documents as may be required to be signed under seal in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute the Guarantee and any such other documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → CHEANG KIM SONG

*Signature & Name of *~~Chairman~~ / Director*

Please Sign → Calvin Koh

*Signature & Name of *Director / ~~Secretary~~*

** Delete where inapplicable*

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

Certified True Extract of Shareholders' Resolutions

passed by the Members of CAMPAIGN COMPLETE SOLUTIONS PTE. LTD.
(the "Company")

in Extraordinary General Meeting held on ________________
(Date)

RESOLVED THAT:

(1) The Company hereby agrees to provide a guarantee (the "Guarantee") to DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by GAUSSIAN ROBOTICS PTE. LTD. (the "Borrower") to the Bank including but not limited to all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 16 Apr 2019 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to undertake the obligations to be undertaken by it under the Guarantee, and to execute the Guarantee.

(3) The directors of the Company be instructed to consider, resolve upon and ratify all matters in connection with the provision of the Guarantee which they consider appropriate.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → CHEAW KIN SONG
*Signature & Name of *~~Chairman~~ / Director*

Please Sign → Calvin Koh
*Signature & Name of *Director / ~~Secretary~~*

** Delete where inapplicable*

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)

Certified True Extract of Resolution Passed By the Board of Directors of

IFSC PTE. LTD. **(the "Company")**

on ______________
(Date)

RESOLVED THAT:

(1) The Company hereby agrees to provide a guarantee (the "Guarantee") to DBS Bank Ltd (the "Bank") as security for payment of all monies and liabilities owing by GAUSSIAN ROBOTICS PTE. LTD. (the "Borrower") to the Bank including but not limited to all monies owing or payable (whether actual or contingent) to the Bank under the terms and conditions of the Bank's facility letter dated 16 Apr 2019 (the "Facility Letter") to the Borrower (as amended, varied, supplemented and/or replaced from time to time).

(2) Any __________ *(insert number)* of the following persons (collectively, the "Authorised Signatories") be authorised to do the following things in the Company's name and for and on behalf of the Company (which persons are and will be so authorised until the Bank receives a certified copy of the board resolution of the Company providing otherwise):

Name of Authorised Signatories	Designation	Specimen Signature*
TAN SEOW HWEE	DIRECTOR	[signature]

***specimen signatures not required where Authorised Signatories named are existing authorised signatories to the company's accounts maintained with DBS**

(i) to negotiate, accept, sign, and deliver to the Bank the Guarantee and any letter, agreement, form, notice, acceptance, confirmation or other documents (including, where applicable, statements containing particulars of charge and authorisations for biz-filing to be registered at ACRA) required by the Bank or expedient in relation to the Guarantee; and

(ii) to negotiate, accept and sign any future revision or variation of the Guarantee and any future amendment, supplement or replacement of the Guarantee and any future confirmation of the continued validity and effect of the Guarantee in relation to any variation of the Facility Letter and/or the terms thereunder (which acceptance shall be conclusively evidenced by the signature(s) of the Authorised Signatory(ies)).

(3) The Company is solvent and it is in the interests of and for the commercial benefit of the Company to undertake the obligations to be undertaken by it under the Guarantee, and to execute the Guarantee.

(4) The Common Seal of the Company be affixed to the Guarantee and any other deeds or documents as may be required to be signed under seal in accordance with the Articles of Association/Constitution of the Company. Further, and in the alternative, any Director and the Company Secretary or any two Directors of the Company be authorised on behalf of the Company to execute the Guarantee and any such other documents in accordance with the Companies Act.

CERTIFIED AS TRUE EXTRACT AND CONFIRMED THAT THE RESOLUTIONS HAVE BEEN ADOPTED AND HAVE NOT BEEN RESCINDED, MODIFIED OR SUPERSEDED

Please Sign → .... TAN SEOW HWEE

*Signature & Name of ~~*Chairman~~ / Director*

Please Sign → .... Cheong Meng Sheng

*Signature & Name of ~~*Director~~ / Secretary*

** Delete where inapplicable*

BSU/ELY/LLH
SME WCL
00000027945-0000-SG (02)